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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                             --------------------


                                   FORM 8-K


                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 27, 1998



                      PEGASUS COMMUNICATIONS CORPORATION
              --------------------------------------------------
              (Exact name of registrant as specified in charter)




        Delaware                   0-21389                    51-0374669
     ---------------            -----------                ----------------
     (State or other            (Commission                (I.R.S. Employer
     jurisdiction of            File Number)              Identification No.)
     incorporation)



      c/o Pegasus Communications Management Company, 100 Matsonford Road,
       5 Radnor Corporate Center, Suite 454, Radnor, Pennsylvania 19087
       ----------------------------------------------------------------
        (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code 610-341-1801
                                                           ------------



                                Not Applicable
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)





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         The Registration Statement on Form S-4 (File No. 333-44929) (the
"Registration Statement") of Pegasus Communications Corporation (the "Registrant") containing substantially the same information required in this form to report the merger (the "Merger") of Digital Television Services, Inc. ("DTS") into Pegasus DTS Merger Sub, Inc., a wholly-owned subsidiary of the Registrant, became effective on April 14, 1998 and accordingly the Merger was "previously reported" within the meaning of the General Instructions to Form 8-K. The Merger was consummated on April 27, 1998. In connection with the Merger, the Registrant issued 5,471,296 shares of its Class A Common Stock to the former stockholders of DTS. Since the number of shares actually issued to the former DTS stockholders does not materially affect the pro forma financial information set forth in the Registration Statement, the Merger is reported under Item 5 below.

         Unless otherwise defined, all defined terms have the meaning set forth in the Registration Statement.


Item 5.           Other Events.

         DTS Merger

         On April 27, 1998, following a meeting of the Registrant's stockholders in which the proposal to approve and adopt the Agreement and Plan of Merger dated January 8, 1998 (the "Merger Agreement") among the Registrant, DTS, Pegasus DTS Merger Sub, Inc., certain stockholders of Pegasus and certain stockholders of DTS was approved, the Merger was consummated pursuant to the terms of the Merger Agreement and DTS became a wholly-owned subsidiary of Pegasus.

         Upon consummation of the Merger, 5,471,296 shares in the aggregate of the Registrant's Class A Common Stock were issued to the former DTS stockholders. The number of shares issued was based upon a "market price" (within the meaning of the Registration Statement) of $22.83, a "trading value" (within the meaning of the Registration Statement) of approximately $24.22, a conversion ratio for the DTS Common Stock of approximately 1.54 and a conversion ratio for the DTS Preferred Stock of approximately 1.58. In connection with the Merger, holders of DTS options and warrants received options to purchase an aggregate of 67,042 shares of the Registrant's Class A Common Stock and warrants to purchase an aggregate of 156,996 shares of the Registrant's Class A Common Stock, respectively.

         Pursuant to the Merger Agreement, the Voting Agreement and the Registration Rights Agreement were entered into and Michael
C. Brooks, Harry F. Hopper III, and Riordon B. Smith were elected to the Registrant's Board of Directors as the designees of



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Whitney, Columbia and Chisholm, respectively, under the Voting
Agreement.

         Special Meeting

         On April 27, 1998, a special meeting of the Registrant's stockholders was held. At the special meeting, the Registrant's stockholders voted to approve (i) the Merger Agreement and the transactions contemplated thereby,
(ii) the proposal to amend the Pegasus Communications Restricted Stock Plan to increase the number of shares of Class A Common Stock that may be issued thereunder from 270,000 to 350,000, (iii) the proposal to amend the Pegasus Communications 1996 Stock Option Plan to increase the number of shares of Class A Common Stock that may be issued thereunder from 450,000 to 970,000 and to increase the maximum number of shares of Class A Common Stock that may be issued under options granted to any executive officer from 270,000 to 550,000,
(iv) to amend the provisions of the Certificate of Designation, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof relating to the Registrant's 12-3/4% Series a Cumulative, Exchangeable Preferred Stock due 2007 (the "Certificate of Designation") relating to the incurrence of indebtedness, and (v) to amend provisions of the Certificate of Designation relating to the definition of a change of control.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Not Applicable

         (b)      Pro Forma Financial Information.

                  Not Applicable

         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger dated January 8, 1998 among the Registrant and certain of its stockholders, Pegasus DTS Merger Sub, Inc., DTS and certain of DTS' stockholders (which is incorporated by reference herein to Exhibit 2.1 to the Registrant's Form 8-K dated December 10,
                                    1997).

                  10.1 Registration Rights Agreement dated April 27, 1998 among the Registrant and the parties thereto.


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                  10.2              Voting Agreement dated April 27, 1998
                                    among the Registrant, Columbia Capital
                                    Corporation, Columbia DBS, Inc. Whitney
                                    Equity Partners, L.P., Fleet Venture
                                    Resources, Inc., Fleet Equity Partners VI,
                                    L.P., Chisholm Partners III, L.P., Kennedy
                                    Plaza Partners, Pegasus Communications
                                    Holdings, Inc., Pegasus Capital, L.P.,
                                    Pegasus Scranton Offer Corp., Pegasus
                                    Northwest Offer Corp., and Marshall W.
                                    Pagon.


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                                   SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PEGASUS COMMUNICATIONS CORPORATION


                                             By: /s/ Ted S. Lodge
                                                 ---------------------------
                                                     Ted S. Lodge,
                                                     Senior Vice President


May 11, 1998


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                                 EXHIBIT INDEX

2.1 Agreement and Plan of Merger dated January 8, 1998 among the Registrant and certain of its stockholders, Pegasus DTS Merger Sub, Inc., DTS and certain of DTS' stockholders (which is incorporated by reference herein to Exhibit 2.1 to the Registrant's Form 8-K dated December 10, 1997).

10.1 Registration Rights Agreement dated April 27, 1998 among the Registrant and the parties thereto.

10.2 Voting Agreement dated April 27, 1998 among the Registrant, Columbia Capital Corporation, Columbia DBS, Inc. Whitney Equity Partners, L.P., Fleet Venture Resources, Inc., Fleet Equity Partners VI, L.P., Chisholm Partners III, L.P., Kennedy Plaza Partners, Pegasus Communications Holdings, Inc., Pegasus Capital, L.P., Pegasus Scranton Offer Corp., Pegasus Northwest Offer Corp., and Marshall W. Pagon.



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